UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2008

THE STEAK N SHAKE COMPANY (Exact name of registrant as specified in its charter)

INDIANA	0-8445	37-0684070
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

36 S. Pennsylvania Street, Suite 500 Indianapolis, Indiana	46204
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (317) 633-4100

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

    On November 10, 2008, The Steak n Shake Company (the "Company") issued a Press Release announcing its full year and fiscal fourth quarter 2008 results. The Company's earnings release is attached as Exhibit 99.1 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

    The Company is furnishing the information contained in this report, including the Exhibit, pursuant to Item 2.02 of Form 8-K promulgated by the Securities and Exchange Commission (the "SEC"). This information shall not be deemed to be "filed" with the SEC or incorporated by reference into any other filing with the SEC. By filing this report on Form 8-K and furnishing this information, the Registrant makes no admission as to the materiality of any information in this report, including the Exhibits.

Item 5.02     DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

    On November 10, 2008, William Regan was appointed to the Company's Board of Directors. Mr. Regan is a graduate of the United States Air Force Academy and the University of Wisconsin-Madison, where he earned his Ph.D in Finance. Mr. Regan most recently served as Chief Financial Officer and Vice President, Corporate Services for California Independent System Operator Corporation. He formerly held senior finance positions with Entergy Corporation and United Services Automobile Associations. No transactions occurred since the beginning of the Company's last fiscal year to which the Company was a party in which Mr. Regan had or is to have a direct or indirect material interest.

    On November 10, 2008 Geoffrey Ballotti resigned from the Company's Board of Directors in compliance with his new employer's policy prohibiting its executives from serving on the Boards of Directors of other public companies.

Item 7.01     REGULATION FD DISCLOSURE

    The Company has revised the plans communicated in the Chairman's Letter dated October 21, 2008 regarding the Prudential debt facility. The Company and Prudential are discussing waiving or extending the collateral obligation and continuing the relationship. Accordingly, the Company anticipates paying down a pro rata portion of both the Prudential facility and the line of credit it maintains with Fifth Third Bank. Fifth Third also plan to extend the line of credit.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1     Press Release, dated November 10, 2008, issued by the Company

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE STEAK N SHAKE COMPANY

By: /s/ Duane E. Geiger
Duane E. Geiger
Interim Chief Financial Officer, Vice President and Controller

Dated: November 12, 2008